EXHIBIT 99.1

Sun Healthcare Group, Inc.
Reports Third-Quarter Earnings;
Announces Continued Growth in Skilled Mix;
Reaffirms Recently Revised 2008 Guidance

Contact: Investor Inquiries (505) 468-2341
Media Inquiries (505) 468-4582

      Irvine, Calif. (Oct. 29, 2008) - Sun Healthcare Group, Inc. (NASDAQ GS: SUNH) today announced results for the third quarter ended Sept. 30, 2008.

Consolidated Results
     Total net revenue for the quarter ended Sept. 30, 2008, was $456.7 million, up 5.6 percent compared to $432.6 million for the same period one year ago. On a normalized basis, income from continuing operations for the quarter ended Sept. 30, 2008, was $9.4 million, up 45.3 percent compared to $6.5 million of normalized income from continuing operations for the same period one year ago. Normalized diluted earnings per share from continuing operations for the quarter ended Sept. 30, 2008, was $0.21 compared to $0.15 for the same period one year ago.

(Dollars in thousands)	Quarter Ended September 30,
	2008	2007

Revenue	$456,722	$432,573

Depreciation and amortization	10,174	9,961

Interest expense, net	13,070	14,841

Income from continuing operations	9,429	4,880

(Loss) income from discontinued operations	(825)	316

Net income	$8,604	$5,196

Diluted earnings per share	$0.19	$0.12

EBITDAR	$57,510	$50,873
Margin - EBITDAR	12.6%	11.8%
EBITDAR normalized	$57,510	$53,348
Margin - EBITDAR normalized	12.6%	12.3%

EBITDA	$38,959	$32,321
Margin - EBITDA	8.5%	7.5%
EBITDA normalized	$38,959	$34,796
Margin - EBITDA normalized	8.5%	8.0%

Income from continuing operations - normalized	$9,429	$6,489
Diluted earnings per share - normalized	$0.21	$0.15

Net income - normalized	$8,604	$6,805
Diluted earnings per share - normalized	$0.19	$0.15

     There were no normalizing adjustments for the quarter ended Sept. 30, 2008. Normalized results for the quarter ended Sept. 30, 2007, include a pre-tax adjustment for $2.5 million of integration costs associated with the acquisition of Harborside Healthcare Corporation (“Harborside”).

     On a normalized basis, comparing the quarter ended Sept. 30, 2008, to the same period in 2007:
•	revenue increased $24.1 million, or 5.6 percent;
•	EBITDAR increased $4.2 million, or 7.8 percent;
•	EBITDAR margin improved 30 basis points to 12.6 percent;
•	EBITDA increased $4.2 million, or 12.0 percent;
•	EBITDA margin improved 50 basis points to 8.5 percent; and
•	income from continuing operations increased $2.9 million, or 45.3 percent.

    Commenting on the results, Richard K. Matros, chairman and chief executive officer of Sun, stated, “Although margins were not where we would like them to be as a result of the impact of current economic conditions on revenues, we were pleased with our skilled mix growth, which was stronger than any quarter prior to 2008. Even in a difficult environment, we have seen an affirmation of our strategy.” In addition, Matros said, “The company is reaffirming its recent upwardly revised 2008 guidance.”

     Sun realized $0.8 million in synergies in the third quarter from the integration of Harborside’s operations. To date, these synergies have aggregated $14.8 million, in line with the high end of management’s original estimate of $15.0 million.

Inpatient Business
     For the company’s core inpatient business, on a normalized basis comparing the quarter ended Sept. 30, 2008, to the same period in 2007:

Quarter ended Sept. 30, 2008:
•	revenue increased $19.9 million, or 5.2 percent, to $404.7 million from $384.8 million;
•	net segment EBITDAR increased $3.3 million, or 5.2 percent, to $66.5 million from $63.2 million;
•	net segment EBITDAR margin was 16.4 percent, consistent with the same period in 2007;
•	net segment EBITDA increased $3.4 million, or 7.6 percent, to $48.4 million from $45.0 million;
•	net segment EBITDA margin increased 30 basis points to 12.0 percent from 11.7 percent;
•	net segment income increased $2.8 million, or 8.6 percent, to $35.8 million from $33.0 million;
•	rehabilitation RUGS utilization increased 230 basis points to 85.7 percent as a percent of total Medicare days; and
•	Rehabilitation Extensive Service (REX) days as a percent of total Medicare days was 38.5 percent, representing a slight decrease of 10 basis points from the same period in 2007.

    The revenue gain of $19.9 million in the quarter was primarily attributed to a:
•
$19.5 million growth in skilled mix that included a $14.2 million increase in Medicare revenue resulting from Medicare part A rate growth of 7.9 percent, customer base growth, and part B volume growth coupled with a $5.3 million increase in managed care/commercial insurance revenue due principally to an increased customer base;

•	$0.2 million increase in Medicaid revenue resulting from a rate improvement of $4.8 million or 2.7 percent partially offset by a $4.6 million impact from a decrease in customer base; and
•
$0.2 million increase in private and other revenue resulting from $2.3 million or 2.6 percent improvement in our private rates and other revenue partially offset by a $2.1 million impact from a decrease in customer base.

Matros further stated, “Sun's primary growth drivers continue to be our ability to grow skilled mix coupled with the expansion of our Rehab Recovery SuitesTM . We have successfully managed our acuity shifts as evidenced by our skilled mix, which was up 120 basis points over the same quarter prior year to 19.3 percent at quarter end. In addition, Medicaid revenues dropped 240 basis points to 45.6 percent yielding a corresponding increase in quality mix. That said, our RUGS utilization in the top nine RUGS categories was not as high as anticipated due to what appears to be a decrease in elective surgeries, presumably a result of the economic downturn. Our Medicaid rates, while close to where we anticipated at 2.7 percent growth, are nevertheless lower than the 4.5 percent growth we enjoyed at this time last year. Those two factors, compounded by lighter-than-expected occupancy, were the primary contributors to lower-than-expected margin growth.”

Ancillary Businesses
     For the company’s rehabilitation and staffing services businesses, comparing the quarter ended Sept. 30, 2008, to the same period in 2007:

•	revenue increased $8.2 million, or 13.6 percent, to $68.4 million from $60.2 million;
•	EBITDA increased $0.3 million, or 7.0 percent, to $4.6 million from $4.3 million; and
•	EBITDA margin decreased 40 basis points to 6.7 percent from 7.1 percent.

Conference Call
      Sun’s senior management will hold a conference call to discuss the Company’s 2008 third-quarter operating results on Thursday, Oct. 30, 2008, at 10 a.m. Pacific / 1 p.m. Eastern. To listen to the conference call, dial (877) 723-9518 and refer to Sun Healthcare Group. A recording of the call will be available from 4 p.m. Eastern on Oct. 30, 2008, until midnight Eastern on Nov. 6, 2008, by calling (888) 203-1112 and using access code 8354569.

About Sun Healthcare Group, Inc.
      Sun Healthcare Group, Inc., with executive offices in Irvine, California, owns SunBridge Healthcare Corporation and other affiliated companies that operate long-term and postacute care centers in many states. In addition, the Sun Healthcare Group family of companies provides therapy through SunDance Rehabilitation Corporation, hospice services through SolAmor Hospice and medical staffing through CareerStaff Unlimited, Inc.

     Statements made in this release that are not historical facts are "forward-looking" statements (as defined in the Private Securities Litigation Reform Act of 1995) that involve risks and uncertainties and are subject to change at any time. These forward-looking statements may include, but are not limited to, statements containing words such as "anticipate," "believe," "plan," "estimate,” "expect," "hope,” "intend," "may” and similar expressions. Factors that could cause actual results to differ are identified in the public filings made by the company with the Securities and Exchange Commission and include changes in Medicare and Medicaid reimbursements; our ability to maintain the occupancy rates and payor mix at our long-term care centers; potential liability for losses not covered by, or in excess of, our insurance; the effects of government regulations and investigations; the significant amount of our indebtedness, covenants in our debt agreements that may restrict our activities and our ability to incur more indebtedness; increasing labor costs and the shortage of qualified healthcare personnel; the impact of current economic conditions on our liquidity and results of operations; and our ability to receive increases in reimbursement rates from government payors to cover increased costs. More information on factors that could affect our business and financial results are included in our public filings made with the Securities and Exchange Commission, including our Annual Report on Form 10-K and Quarterly Reports on Forms 10-Q, copies of which are available on Sun’s web site, www.sunh.com.
     The forward-looking statements involve known and unknown risks, uncertainties and other factors that are, in some cases, beyond our control. We caution investors that any forward-looking statements made by Sun are not guarantees of future performance. We disclaim any obligation to update any such factors or to announce publicly the results of any revisions to any of the forward-looking statements to reflect future events or developments.
     EBITDA and EBITDAR as used in this press release, and EBITDAM and EBITDARM as used in the accompanying tables, which are non-GAAP financial measures, are each reconciled to net income (loss) in the accompanying tables. In addition, the normalizing adjustments to EBITDA, EBITDAR, pre-tax income and income from continuing operations discussed in this press release and shown in the accompanying tables are non-GAAP adjustments.
     Any documents filed by Sun with the SEC may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, investors and stockholders of Sun may obtain free copies of the documents filed with the SEC by contacting Sun’s investor relations department at (505) 468-2341 (TDD users, please call (505) 468-4458) or by sending a written request to Investor Relations, Sun Healthcare Group, Inc. 101 Sun Avenue N.E., Albuquerque, N.M. 87109. You may also read and copy any reports, statements and other information filed by Sun with the SEC at the SEC public reference room at Room 1580, 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at (800) SEC-0330 or visit the SEC’s web site for further information.

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

CONDENSED
CONSOLIDATED BALANCE SHEETS
(in thousands, except share data)

	September 30, 2008	December 31, 2007

ASSETS

Current assets:
Cash and cash equivalents	$80,433	$55,832
Restricted cash	33,464	37,365
Accounts receivable, net	197,221	188,882
Prepaid expenses and other assets	22,195	13,290
Assets held for sale	3,651	9,924
Deferred tax assets	31,387	35,354

Total current assets	368,351	340,647

Property and equipment, net	597,373	585,972
Intangible assets, net	52,899	57,044
Goodwill	331,112	324,277
Restricted cash, non-current	3,288	3,829
Deferred tax assets	42,312	51,892
Other assets	6,119	10,165

Total assets	$1,401,454	$1,373,826

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
Accounts payable	$48,457	$52,836
Accrued compensation and benefits	61,832	61,956
Accrued self-insurance obligations, current	42,862	48,646
Income taxes payable	2,782	3,000
Liabilities held for sale	-	3,181
Other accrued liabilities	65,979	58,002
Current portion of long-term debt and capital lease obligations:
Company obligations	11,215	28,480
Clipper partnerships	873	825

Total current liabilities	234,000	256,926

Accrued self-insurance obligations, net of current portion	108,809	106,534
Long-term debt and capital lease obligations, net of current portion:
Company obligations	668,022	651,403
Clipper partnerships	47,901	48,560
Unfavorable lease obligations, net	16,372	18,960
Other long-term liabilities	46,498	44,717

Total liabilities	1,121,602	1,127,100

Minority interest	1,289	470

Stockholders' equity:
Preferred stock of $.01 par value, authorized 10,000,000 shares, no shares were issued and outstanding as of September 30, 2008 and December 31, 2007	-	-
Common stock of $.01 par value, authorized 125,000,000 shares, 43,509,223 and 43,016,042 shares issued and outstanding as of September 30, 2008 and December 31, 2007, respectively	435	430
Additional paid-in capital	605,966	600,199
Accumulated deficit	(325,104)	(351,970)
Accunulated other comprehensive loss, net	(2,734)	(2,403)
	278,563	246,256
Total liabilities and stockholders' equity	$1,401,454	$1,373,826

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SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

CONSOLIDATED
INCOME STATEMENTS
(in thousands, except per share data)

	For the	For the
	Three Months Ended	Three Months Ended
	September 30, 2008	September 30, 2007
	(unaudited)	(unaudited)

Total net revenues	$456,722	$432,573
Costs and expenses:
Operating salaries and benefits	259,809	246,632
Self-insurance for workers' compensation and general and professional liability insurance	14,580	15,646
Operating administrative costs	12,792	10,208
Other operating costs	94,893	89,009
Center rent expense	18,551	18,552
General and administrative expenses	13,832	16,877
Depreciation and amortization	10,174	9,961
Provision for losses on accounts receivable	3,306	3,328
Interest, net of interest income of $340 and $604, respectively	13,070	14,841
Loss on sale of assets, net	-	12
Total costs and expenses	441,007	425,066

Income before income taxes and discontinued operations	15,715	7,507
Income tax expense	6,286	2,627
Income from continuing operations	9,429	4,880

Discontinued operations:
Loss from discontinued operations, net of related taxes	(171)	(313)
(Loss) gain on disposal of discontinued operations, net of related taxes	(654)	629
(Loss) income from discontinued operations, net	(825)	316

Net income	$8,604	$5,196

Basic income per common and common equivalent share:
Income from continuing operations	$0.22	$0.11
(Loss) income from discontinued operations, net	(0.02)	0.01
Net income	$0.20	$0.12

Diluted income per common and common equivalent share:
Income from continuing operations	$0.21	$0.11
(Loss) income from discontinued operations, net	(0.02)	0.01
Net Income	$0.19	$0.12

Weighted average number of common and common equivalent shares outstanding:
Basic	43,468	43,114
Diluted	44,478	44,266

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SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

CONSOLIDATED
INCOME STATEMENTS
(in thousands, except per share data)

	For the	For the
	Nine Months Ended	Nine Months Ended
	September 30, 2008	September 30, 2007
	(unaudited)	(unaudited)

Total net revenues	$1,359,629	$1,118,006
Costs and expenses:
Operating salaries and benefits	767,583	637,691
Self-insurance for workers' compensation and general and professional liability insurance	41,146	33,414
Operating administrative costs	37,672	28,351
Other operating costs	280,513	228,436
Center rent expense	55,721	52,446
General and administrative expenses	46,528	47,009
Depreciation and amortization	29,576	23,439
Provision for losses on accounts receivable	9,523	8,792
Interest, net of interest income of $1,454 and $2,926, respectively	41,144	28,869
(Gain) loss on sale of assets, net	(77)	22
Total costs and expenses	1,309,329	1,088,469

Income before income taxes and discontinued operations	50,300	29,537
Income tax expense	20,119	10,339
Income from continuing operations	30,181	19,198

Discontinued operations:
(Loss) income from discontinued operations, net of related taxes	(792)	2,334
(Loss) gain on disposal of discontinued operations, net of related taxes	(2,523)	626
(Loss) income from discontinued operations, net	(3,315)	2,960

Net income	$26,866	$22,158

Basic income per common and common equivalent share:
Income from continuing operations	$0.70	$0.46
(Loss) income from discontinued operations, net	(0.08)	0.07
Net income	$0.62	$0.53

Diluted income per common and common equivalent share:
Income from continuing operations	$0.68	$0.45
(Loss) income from discontinued operations, net	(0.07)	0.06
Net Income	$0.61	$0.51

Weighted average number of common and common equivalent shares outstanding:
Basic	43,240	42,072
Diluted	44,086	43,068

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SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

CONDENSED
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	For the	For the
	Three Months Ended	Three Months Ended
	September 30, 2008	September 30, 2007
	(unaudited)	(unaudited)

Cash flows from operating activities:
Net income	$8,604	$5,196
Adjustments to reconcile net income to net cash provided by
operating activities, including discontinued operations:
Depreciation and amortization	10,202	10,136
Amortization of favorable and unfavorable lease intangibles	(452)	(193)
Provision for losses on accounts receivable	3,460	3,520
Loss (gain) on sale of assets, including discontinued operations, net	1,091	(617)
Stock-based compensation expense	1,405	990
Deferred taxes	5,276	-
Minority interest	122	-
Other	(4)	(479)
Changes in operating assets and liabilities, net of acquisitions:
Accounts receivable	1,751	5,647
Restricted cash	1,379	(343)
Prepaid expenses and other assets	(459)	2,469
Assets and liabilities held for sale	(486)	-
Accounts payable	(3,382)	(10,378)
Accrued compensation and benefits	2,576	8,701
Accrued self-insurance obligations	(3,330)	(1,082)
Income taxes payable	(615)	930
Other accrued liabilities	4,302	1,386
Other long-term liabilities	(1,526)	(220)
Net cash provided by operating activities	29,914	25,663

Cash flows from investing activities:
Capital expenditures	(12,393)	(11,356)
Purchase of leased real estate	(8,229)	-
Proceeds from sale of assets held for sale	9,840	500
Acquisitions, net of cash acquired	(7,060)	7,432
Net cash used for investing activities	(17,842)	(3,424)

Cash flows from financing activities:
Net repayments under Revolving Credit Facility	-	(15,000)
Principal payments of long-term debt and capital lease obligations	(2,221)	(6,839)
Proceeds from issuance of common stock	2,278	116
Distribution of partnership equity	(65)	-
Net cash used for financing activities	(8)	(21,723)

Net increase (decrease) in cash and cash equivalents	12,064	516
Cash and cash equivalents at beginning of period	68,369	84,537
Cash and cash equivalents at end of period	$80,433	$85,053

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SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

CONDENSED
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	For the	For the
	Nine Months Ended	Nine Months Ended
	September 30, 2008	September 30, 2007
	(unaudited)	(unaudited)

Cash flows from operating activities:
Net income	$26,866	$22,158
Adjustments to reconcile net income to net cash provided by
operating activities, including discontinued operations:
Depreciation and amortization	29,802	23,901
Amortization of favorable and unfavorable lease intangibles	(1,443)	(602)
Provision for losses on accounts receivable	9,971	9,780
Loss (gain) on sale of assets, including discontinued operations, net	2,883	(603)
Impairment charge for discontinued operation	1,800	-
Stock-based compensation expense	3,738	2,684
Deferred taxes	13,547	-
Minority interest	819	50
Other	76	(590)
Changes in operating assets and liabilities, net of acquisitions:
Accounts receivable	(17,701)	(3,590)
Restricted cash	4,442	1,274
Prepaid expenses and other assets	(7,649)	11,760
Assets and liabilities held for sale	(1,530)	-
Accounts payable	(6,508)	(17,221)
Accrued compensation and benefits	(330)	14,910
Accrued self-insurance obligations	(3,509)	(7,910)
Income taxes payable	976	8,317
Other accrued liabilities	656	17,066
Other long-term liabilities	3,829	(3,387)
Net cash provided by operating activities	60,735	77,997

Cash flows from investing activities:
Capital expenditures	(28,532)	(23,327)
Purchase of leased real estate	(8,956)	(33,220)
Proceeds from sale of assets held for sale	13,797	5,989
Acquisitions, net of cash acquired	(7,373)	(361,083)
Accrued acquisition costs, net	-	3,585
Net cash used for investing activities	(31,064)	(408,056)

Cash flows from financing activities:
Net repayments under Revolving Credit Facility	-	(9,994)
Principal payments of long-term debt and capital lease obligations	(27,420)	(41,637)
Borrowings under long-term debt and capital lease obligations	20,290	327,000
Proceeds from issuance of common stock	2,348	781
Distribution of partnership equity	(288)	(511)
Release of third-party collateral	-	25,640
Distribution of minority interest	-	(57)
Deferred financing costs	-	(18,045)
Net cash used for financing activities	(5,070)	283,177

Net increase (decrease) in cash and cash equivalents	24,601	(46,882)
Cash and cash equivalents at beginning of period	55,832	131,935
Cash and cash equivalents at end of period	$80,433	$85,053

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SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

RECONCILIATION OF NET INCOME TO EBITDA(M) and EBITDAR(M)
(in thousands)

	For the	For the
	Three Months Ended	Three Months Ended
	September 30, 2008	September 30, 2007
	(unaudited)	(unaudited)

Total net revenues	$456,722	$432,573

Net income	$8,604	$5,196

Income from continuing operations	9,429	4,880

Income tax expense	6,286	2,627

Loss on sale of assets, net	-	12

Net segment income	$15,715	$7,519

Interest, net	13,070	14,841

Depreciation and amortization	10,174	9,961

EBITDA	$38,959	$32,321

Center rent expense	18,551	18,552

EBITDAR	$57,510	$50,873

Operating administrative costs	12,792	10,208
General and administrative expenses	13,832	16,877
Total operating and general and admin expenses	26,624	27,085

EBITDAM	$65,583	$59,406
EBITDARM	$84,134	$77,958

EBITDA is defined as earnings before income (loss) on discontinued operations, income taxes, loss (gain) on sale of assets, net, interest, net, depreciation and amortization.   EBITDAM is defined as EBITDA before operating and general and administrative expenses.  EBITDAR is defined as EBITDA before facility rent expense.  EBITDARM is defined as EBITDAR before operating and general and administrative expenses.  EBITDA, EBITDAM, EBITDAR and EBITDARM are used by management to evaluate financial performance and resource allocation for each entity within the operating units and for the Company as a whole.  EBITDA, EBITDAM, EBITDAR and EBITDARM are commonly used as analytical indicators within the healthcare industry and also serve as measures of leverage capacity and debt service ability. EBITDA, EBITDAM, EBITDAR and EBITDARM should not be considered as measures of financial performance under generally accepted accounting principles.  As the items excluded from EBITDA, EBITDAM, EBITDAR and EBITDARM are significant components in understanding and assessing financial performance, EBITDA, EBITDAM, EBITDAR and EBITDARM should not be considered in isolation or as alternatives to net income (loss), cash flows generated by or used in operating, investing or financing activities or other financial statement data presented in the consolidated financial statements as indicators of financial performance or liquidity.  Because EBITDA, EBITDAM, EBITDAR and EBITDARM are not measurements determined in accordance with U.S. generally accepted accounting principles and are thus susceptible to varying calculations, EBITDA, EBITDAM, EBITDAR and EBITDARM as presented may not be comparable to other similarly titled measures of other companies.

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SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

RECONCILIATION OF NET INCOME TO EBITDA(M) and EBITDAR(M)
(in thousands)

	For the	For the
	Nine Months Ended	Nine Months Ended
	September 30, 2008	September 30, 2007
	(unaudited)	(unaudited)

Total net revenues	$1,359,629	$1,118,006

Net income	$26,866	$22,158

Income from continuing operations	30,181	19,198

Income tax expense	20,119	10,339

(Gain) loss on sale of assets, net	(77)	22

Net segment income	$50,223	$29,559

Interest, net	41,144	28,869

Depreciation and amortization	29,576	23,439

EBITDA	$120,943	$81,867

Center rent expense	55,721	52,446

EBITDAR	$176,664	$134,313

Operating administrative costs	37,672	28,351
General and administrative expenses	46,528	47,009
Total operating and general and admin expenses	84,200	75,360

EBITDAM	$205,143	$157,227
EBITDARM	$260,864	$209,673

EBITDA is defined as earnings before income (loss) on discontinued operations, income taxes, loss (gain) on sale of assets, net, interest, net, depreciation and amortization.   EBITDAM is defined as EBITDA before operating and general and administrative expenses.  EBITDAR is defined as EBITDA before facility rent expense.  EBITDARM is defined as EBITDAR before operating and general and administrative expenses.  EBITDA, EBITDAM, EBITDAR and EBITDARM are used by management to evaluate financial performance and resource allocation for each entity within the operating units and for the Company as a whole.  EBITDA, EBITDAM, EBITDAR and EBITDARM are commonly used as analytical indicators within the healthcare industry and also serve as measures of leverage capacity and debt service ability. EBITDA, EBITDAM, EBITDAR and EBITDARM should not be considered as measures of financial performance under generally accepted accounting principles.  As the items excluded from EBITDA, EBITDAM, EBITDAR and EBITDARM are significant components in understanding and assessing financial performance, EBITDA, EBITDAM, EBITDAR and EBITDARM should not be considered in isolation or as alternatives to net income (loss), cash flows generated by or used in operating, investing or financing activities or other financial statement data presented in the consolidated financial statements as indicators of financial performance or liquidity.  Because EBITDA, EBITDAM, EBITDAR and EBITDARM are not measurements determined in accordance with U.S. generally accepted accounting principles and are thus susceptible to varying calculations, EBITDA, EBITDAM, EBITDAR and EBITDARM as presented may not be comparable to other similarly titled measures of other companies.

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SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

RECONCILIATION OF NET SEGMENT INCOME (LOSS) TO EBITDA(M) and EBITDAR(M)
($ in thousands)

For the Three Months Ended September 30, 2008
(unaudited)

	Inpatient Services	Rehabilitation Therapy Services	Medical Staffing Services	Other & Corp Seg	Elimination of Affiliated Revenue	Consolidated

Nonaffiliated revenue	$404,701	$22,756	$29,256	$9	$-	$456,722

Affiliated revenue	-	15,562	827	-	(16,389)	-

Total revenue	404,701	38,318	30,083	9	(16,389)	456,722

Net segment income (loss)	$35,829	$1,793	$2,479	$(24,386)	$-	$15,715

Interest, net	3,548	-	(5)	9,527	-	13,070

Depreciation and amortization	8,989	138	216	831	-	10,174

EBITDA	$48,366	$1,931	$2,690	$(14,028)	$-	$38,959

Center rent expense	18,207	100	244	-	-	18,551

EBITDAR	$66,573	$2,031	$2,934	$(14,028)	$-	$57,510

Operating and general and administrative expenses	10,231	1,747	814	13,832	-	26,624

EBITDAM	$58,597	$3,678	$3,504	$(196)	$-	$65,583
EBITDARM	$76,804	$3,778	$3,748	$(196)	$-	$84,134

EBITDA margin	12.0%	5.0%	8.9%			8.5%

EBITDAM margin	14.5%	9.6%	11.6%			14.4%

EBITDAR margin	16.4%	5.3%	9.8%			12.6%

EBITDARM margin	19.0%	9.9%	12.5%			18.4%

8 of 18

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

RECONCILIATION OF NET SEGMENT INCOME (LOSS) TO EBITDA(M) and EBITDAR(M)
($ in thousands)

For the Nine Months Ended September 30, 2008
(unaudited)

	Inpatient Services	Rehabilitation Therapy Services	Medical Staffing Services	Other & Corp Seg	Elimination of Affiliated Revenue	Consolidated

Nonaffiliated revenue	$1,204,973	$65,607	$89,020	$29	$-	$1,359,629

Affiliated revenue	-	44,314	2,155	-	(46,469)	-

Total revenue	1,204,973	109,921	91,175	29	(46,469)	1,359,629

Net segment income (loss)	$117,073	$6,483	$6,866	$(80,199)	$-	$50,223

Interest, net	10,130	(1)	(14)	31,029	-	41,144

Depreciation and amortization	26,334	396	611	2,235	-	29,576

EBITDA	$153,537	$6,878	$7,463	$(46,935)	$-	$120,943

Center rent expense	54,704	285	732	-	-	55,721

EBITDAR	$208,241	$7,163	$8,195	$(46,935)	$-	$176,664

Operating and general and administrative expenses	30,120	4,879	2,672	46,529	-	84,200

EBITDAM	$183,657	$11,757	$10,135	$(406)	$-	$205,143
EBITDARM	$238,361	$12,042	$10,867	$(406)	$-	$260,864

EBITDA margin	12.7%	6.3%	8.2%			8.9%

EBITDAM margin	15.2%	10.7%	11.1%			15.1%

EBITDAR margin	17.3%	6.5%	9.0%			13.0%

EBITDARM margin	19.8%	11.0%	11.9%			19.2%

9 of 18

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

RECONCILIATION OF NET SEGMENT INCOME (LOSS) TO EBITDA(M) and EBITDAR(M)
($ in thousands)

For the Three Months Ended September 30, 2007
(unaudited)

	Inpatient Services	Rehabilitation Therapy Services	Medical Staffing Services	Other & Corp Seg	Elimination of Affiliated Revenue	Consolidated

Nonaffiliated revenue	$384,763	$20,579	$27,197	$34	$-	$432,573

Affiliated revenue	-	11,300	1,084	-	(12,384)	-

Total revenue	384,763	31,879	28,281	34	(12,384)	432,573

Net segment income (loss)	$32,980	$1,697	$2,319	$(29,477)	$-	$7,519

Interest, net	3,144	-	(1)	11,698	-	14,841

Depreciation and amortization	8,839	132	189	801	-	9,961

EBITDA	$44,963	$1,829	$2,507	$(16,978)	$-	$32,321

Center rent expense	18,277	51	224	-	-	18,552

EBITDAR	$63,240	$1,880	$2,731	$(16,978)	$-	$50,873

Operating and general and administrative expenses	8,603	1,172	432	16,878	-	27,085

EBITDAM	$53,566	$3,001	$2,939	$(100)	$-	$59,406
EBITDARM	$71,843	$3,052	$3,163	$(100)	$-	$77,958

EBITDA margin	11.7%	5.7%	8.9%			7.5%

EBITDAM margin	13.9%	9.4%	10.4%			13.7%

EBITDAR margin	16.4%	5.9%	9.7%			11.8%

EBITDARM margin	18.7%	9.6%	11.2%			18.0%

10 of 18

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

RECONCILIATION OF NET SEGMENT INCOME (LOSS) TO EBITDA(M) and EBITDAR(M)
($ in thousands)

For the Nine Months Ended September 30, 2007
(unaudited)

	Inpatient Services	Rehabilitation Therapy Services	Medical Staffing Services	Other & Corp Seg	Elimination of Affiliated Revenue	Consolidated

Nonaffiliated revenue	$976,928	$62,048	$78,962	$68	$-	$1,118,006

Affiliated revenue	-	31,894	2,472	-	(34,366)	-

Total revenue	976,928	93,942	81,434	68	(34,366)	1,118,006

Net segment income (loss)	$88,403	$5,405	$5,789	$(70,038)	$-	$29,559

Interest, net	8,088	10	13	20,758	-	28,869

Depreciation and amortization	20,535	382	553	1,969	-	23,439

EBITDA	$117,026	$5,797	$6,355	$(47,311)	$-	$81,867

Center rent expense	51,639	154	653	-	-	52,446

EBITDAR	$168,665	$5,951	$7,008	$(47,311)	$-	$134,313

Operating and general and administrative expenses	22,423	3,674	2,252	47,011	-	75,360

EBITDAM	$139,449	$9,471	$8,607	$(300)	$-	$157,227
EBITDARM	$191,088	$9,625	$9,260	$(300)	$-	$209,673

EBITDA margin	12.0%	6.2%	7.8%			7.3%

EBITDAM margin	14.3%	10.1%	10.6%			14.1%

EBITDAR margin	17.3%	6.3%	8.6%			12.0%

EBITDARM margin	19.6%	10.2%	11.4%			18.8%

11 of 18

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES
PRO FORMA WITH HARBORSIDE
CONSOLIDATED
INCOME STATEMENTS
(in thousands, except per share data)
	AS REPORTED	PRO FORMA WITH HARBORSIDE
	For the	For the
	Nine Months Ended	Nine Months Ended
	September 30, 2008	September 30, 2007
	(unaudited)	(unaudited)

Total net revenues	$1,359,629	$1,278,905
Costs and expenses:
Operating salaries and benefits	767,583	725,884
Self-insurance for workers' compensation and general and professional liability insurance	41,146	37,469
Operating administrative costs	37,672	30,697
Other operating costs	280,513	266,828
Center rent expense	55,721	59,400
General and administrative expenses	46,528	52,405
Depreciation and amortization	29,576	28,139
Provision for losses on accounts receivable	9,523	16,692
Interest, net of interest income of $1,454 and $3,243, respectively	41,144	33,461
(Gain) loss on sale of assets, net	(77)	21
Total costs and expenses	1,309,329	1,250,996

Income before income taxes and discontinued operations	50,300	27,909
Income tax expense	20,119	9,519
Income from continuing operations	30,181	18,390

Discontinued operations:
(Loss) income from discontinued operations, net of related taxes	(792)	1,276
(Loss) gain on disposal of discontinued operations, net of related taxes	(2,523)	626
(Loss) income from discontinued operations, net	(3,315)	1,902

Net income	$26,866	$20,292

Basic income per common and common equivalent share:
Income from continuing operations	$0.70	$0.44
(Loss) income from discontinued operations, net	(0.08)	0.04
Net income	$0.62	$0.48

Diluted income per common and common equivalent share:
Income from continuing operations	$0.68	$0.43
(Loss) income from discontinued operations, net	(0.07)	0.04
Net Income	$0.61	$0.47

Weighted average number of common and common equivalent shares outstanding:
Basic	43,240	42,072
Diluted	44,086	43,068

Note:  The pro forma table above and the pro forma table pages that follow were prepared as if the acquisition of Harborside Healthcare Corporation, which closed in April 2007, had occurred on January 1, 2007.

12 of 18

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES
PRO FORMA WITH HARBORSIDE
RECONCILIATION OF NET INCOME TO EBITDA(M) and EBITDAR(M)
(in thousands)
	AS REPORTED	PRO FORMA WITH HARBORSIDE
	For the	For the
	Nine Months Ended	Nine Months Ended
	September 30, 2008	September 30, 2007
	(unaudited)	(unaudited)

Total net revenues	$1,359,629	$1,278,905

Net income	$26,866	$20,292

Income from continuing operations	30,181	18,390

Income tax expense	20,119	9,519

(Gain) loss on sale of assets, net	(77)	21

Net segment income	$50,223	$27,930

Interest, net	41,144	33,461

Depreciation and amortization	29,576	28,139

EBITDA	$120,943	$89,530

Center rent expense	55,721	59,400

EBITDAR	$176,664	$148,930

Operating administrative costs	37,672	30,697
General and administrative expenses	46,528	52,405
Total operating and general and admin expenses	84,200	83,102

EBITDAM	$205,143	$172,632
EBITDARM	$260,864	$232,032

EBITDA is defined as earnings before income (loss) on discontinued operations, income taxes, loss (gain) on sale of assets, net, interest, net, depreciation and amortization.   EBITDAM is defined as EBITDA before operating and general and administrative expenses.  EBITDAR is defined as EBITDA before facility rent expense.  EBITDARM is defined as EBITDAR before operating and general and administrative expenses.  EBITDA, EBITDAM, EBITDAR and EBITDARM are used by management to evaluate financial performance and resource allocation for each entity within the operating units and for the Company as a whole.  EBITDA, EBITDAM, EBITDAR and EBITDARM are commonly used as analytical indicators within the healthcare industry and also serve as measures of leverage capacity and debt service ability. EBITDA, EBITDAM, EBITDAR and EBITDARM should not be considered as measures of financial performance under generally accepted accounting principles.  As the items excluded from EBITDA, EBITDAM, EBITDAR and EBITDARM are significant components in understanding and assessing financial performance, EBITDA, EBITDAM, EBITDAR and EBITDARM should not be considered in isolation or as alternatives to net income (loss), cash flows generated by or used in operating, investing or financing activities or other financial statement data presented in the consolidated financial statements as indicators of financial performance or liquidity.  Because EBITDA, EBITDAM, EBITDAR and EBITDARM are not measurements determined in accordance with U.S. generally accepted accounting principles and are thus susceptible to varying calculations, EBITDA, EBITDAM, EBITDAR and EBITDARM as presented may not be comparable to other similarly titled measures of other companies.

13 of 18

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES
PRO FORMA WITH HARBORSIDE
RECONCILIATION OF NET SEGMENT INCOME (LOSS) TO EBITDA(M) and EBITDAR(M)
($ in thousands)

For the Nine Months Ended September 30, 2007
(unaudited)

	Inpatient Services	Rehabilitation Therapy Services	Medical Staffing Services	Other & Corp Seg	Elimination of Affiliated Revenue	Consolidated

Nonaffiliated revenue	$1,135,867	$62,047	$81,605	$68	$(682)	$1,278,905

Affiliated revenue	-	31,894	2,473	-	(34,367)	-

Total revenue	1,135,867	93,941	84,078	68	(35,049)	1,278,905

Net segment income (loss)	$97,333	$5,405	$5,723	$(81,344)	$813	$27,930

Interest, net	12,962	10	12	20,463	14	33,461

Depreciation and amortization	24,911	382	568	2,278	-	28,139

EBITDA	$135,206	$5,797	$6,303	$(58,603)	$827	$89,530

Center rent expense	58,568	154	678	-	-	59,400

EBITDAR	$193,774	$5,951	$6,981	$(58,603)	$827	$148,930

Operating and general and administrative expenses	24,769	3,674	2,252	52,407	-	83,102

EBITDAM	$159,975	$9,471	$8,555	$(6,196)	$827	$172,632
EBITDARM	$218,543	$9,625	$9,233	$(6,196)	$827	$232,032

EBITDA margin	11.9%	6.2%	7.5%			7.0%

EBITDAM margin	14.1%	10.1%	10.2%			13.5%

EBITDAR margin	17.1%	6.3%	8.3%			11.6%

EBITDARM margin	19.2%	10.2%	11.0%			18.1%

14 of 18

Sun Healthcare Group, Inc. and Subsidiaries
Selected Operating Statistics
Continuing Operations

	For the				For the
	Three Months Ended				Nine Months Ended
	September 30,				September 30,
	AS REPORTED		AS REPORTED		AS REPORTED		PRO FORMA WITH HARBORSIDE
	2008		2007		2008		2007
Consolidated Company

Revenues - Non-affiliated (in thousands)
Inpatient Services	404,701		384,763		1,204,973		1,135,867
Rehabilitation Therapy Services	22,756		20,579		65,607		62,047
Medical Staffing Services	29,256		27,197		89,020		81,605
Other - non-core businesses	9		34		29		(614)
Total	$456,722		$432,573		$1,359,629		$1,278,905

Revenue Mix - Non-affiliated (in thousands)
Medicare	128,154	28%	113,013	26%	386,893	28%	344,991	27%
Medicaid	184,771	40%	184,545	43%	543,464	40%	539,138	42%
Private & Other	117,786	26%	114,517	26%	350,127	26%	337,360	26%
Managed Care / Comm Insur	22,173	5%	16,898	4%	68,037	5%	47,270	4%
Veterans	3,838	1%	3,600	1%	11,108	1%	10,146	1%
Total	$456,722	100%	$432,573	100%	$1,359,629	100%	$1,278,905	100%

DSO (Days Sales Outstanding)
Inpatient Services - LTC	41		40		41		40
Rehabilitation Therapy Services	66		77		66		77
Medical Staffing Services	60		56		60		56

Inpatient Services Stats

Number of centers:	208		208		208		208
Number of available beds:	22,627		22,633		22,627		22,633
Occupancy %:	88.5%		89.5%		88.9%		89.7%

Payor Mix % based on patient days:
Medicare - SNF Beds	15.6%		15.0%		16.3%		15.8%
Managed care / comm. ins. - SNF Beds	3.7%		3.1%		3.9%		2.9%
Total SNF skilled mix	19.3%		18.1%		20.2%		18.7%

Medicare	14.2%		13.6%		14.8%		14.3%
Medicaid	60.0%		60.8%		59.4%		60.8%
Private and other	21.5%		21.9%		21.4%		21.4%
Managed care / commercial Insurance	3.4%		2.8%		3.5%		2.6%
Veterans	0.9%		0.9%		0.9%		0.9%

Revenue Mix % of revenues:
Medicare - SNF Beds	31.6%		29.7%		32.3%		30.9%
Managed care / comm. Ins. - SNF Beds	5.8%		4.6%		5.9%		4.3%
Total SNF skilled mix	37.4%		34.3%		38.2%		35.2%

Medicare	30.9%		28.8%		31.4%		29.8%
Medicaid	45.6%		48.0%		45.1%		47.5%
Private and other	17.2%		17.9%		17.0%		17.7%
Managed care / commercial Insurance	5.4%		4.4%		5.6%		4.1%
Veterans	0.9%		0.9%		0.9%		0.9%

Revenues PPD:
LTC only Medicare (Part A)	$423.30		$392.47		$417.14		$386.12
Medicare Blended Rate (Part A & B)	$456.75		$422.46		$447.59		$415.87
Medicaid	$168.64		$164.28		$167.51		$161.47
Private and other	$171.52		$167.20		$171.31		$166.03
Managed care / commercial Insurance	$352.16		$320.34		$348.00		$331.38
Veterans	$221.56		$208.44		$215.13		$206.45

Rehab contracts

Affiliated	116		103		116		103
Non-affiliated	325		309		325		309

15 of 18

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

NORMALIZING ADJUSTMENTS - 3rd QUARTER COMPARISON
(in thousands, except per share data)

	AS REPORTED - 3rd QUARTER 2008
	Revenue	EBITDAR	EBITDA	Pre-tax	Income from Continuing Operations	Disc Ops	Net Income

As Reported 3rd QUARTER 2008	456,722	57,510	38,959	15,715	9,429	(825)	8,604
Percent of Revenue		12.6%	8.5%	3.4%	2.1%	-0.2%	1.9%

Normalizing Adjustments:

Adjusted As Reported-3rd QUARTER 2008	456,722	57,510	38,959	15,715	9,429	(825)	8,604
Percent of Revenue		12.6%	8.5%	3.4%	2.1%	-0.2%	1.9%

As Reported					$0.21	$(0.02)	$0.19
Diluted EPS: As Adjusted					$0.21	$(0.02)	$0.19

	AS REPORTED - 3rd QUARTER 2007
	Revenue	EBITDAR	EBITDA	Pre-tax	Income from Continuing Operations	Disc Ops	Net Income

As Reported - 3rd QUARTER 2007	432,573	50,873	32,321	7,507	4,880	316	5,196
Percent of Revenue		11.8%	7.5%	1.7%	1.1%	0.1%	1.2%

Normalizing Adjustments:
Harborside integration costs	-	2,475	2,475	2,475	1,609	-	1,609

Adjusted As Reported-3rd QUARTER 2007	432,573	53,348	34,796	9,982	6,489	316	6,805
Percent of Revenue		12.3%	8.0%	2.3%	1.5%	0.1%	1.6%

As Reported					$0.11	$0.01	$0.12
Diluted EPS: As Adjusted					$0.15	$-	$0.15

See definitions of EBITDA and EBITDAR on Reconciliation of Net Income to EBITDA(M) and EBITDAR(M) stated previously in the As Reported section for the three and six months ended September 30.

Normalizing adjustments are transactions or adjustments not related to ongoing operations, including integration costs related to the Harborside acquisition.

Since normalizing adjustments are not measurements determined in accordance with U.S. generally accepted accounting principles and are thus susceptible to varying calculations and interpretations, the information presented herein may not be comparable to other similarly described information of other companies.

16 of 18

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

NORMALIZING ADJUSTMENTS - YEAR TO DATE COMPARISON
(in thousands, except per share data)

	AS REPORTED - NINE MONTHS 2008
	Revenue	EBITDAR	EBITDA	Pre-tax	Income from Continuing Operations	Disc Ops	Net Income

As Reported - Nine Months 2008	1,359,629	176,664	120,943	50,300	30,181	(3,315)	26,866
Percent of Revenue		13.0%	8.9%	3.7%	2.2%	-0.2%	2.0%

Normalizing Adjustments:
Release of insurance reserves related to prior periods	-	(2,650)	(2,650)	(2,650)	(1,590)	(222)	(1,812)
Harborside integration costs	-	1,469	1,469	1,469	881	-	881

Adjusted As Reported - Nine Months 2008	1,359,629	175,483	119,762	49,119	29,472	(3,537)	25,935
Percent of Revenue		12.9%	8.8%	3.6%	2.2%	-0.3%	1.9%

As Reported					$0.68	$(0.07)	$0.61
Diluted EPS: As Adjusted					$0.67	$(0.08)	$0.59

	AS REPORTED - NINE MONTHS 2007
	Revenue	EBITDAR	EBITDA	Pre-tax	Income from Continuing Operations	Disc Ops	Net Income

As Reported - Nine Months 2007	1,118,006	134,313	81,867	29,537	19,198	2,960	22,158
Percent of Revenue		12.0%	7.3%	2.6%	1.7%	0.3%	2.0%

Normalizing Adjustments:
Release of insurance reserves related to prior periods	-	(5,956)	(5,956)	(5,956)	(3,871)	(1,979)	(5,850)
Harborside integration costs	-	3,490	3,490	3,490	2,269	-	2,269
Write-off of deferred financing costs	-	-	-	615	400	-	400

Adjusted As Reported - Nine Months 2007	1,118,006	131,847	79,401	27,686	17,996	981	18,977
Percent of Revenue		11.8%	7.1%	2.5%	1.6%	0.1%	1.7%

As Reported					$0.45	$0.06	$0.51
Diluted EPS: As Adjusted					$0.42	$0.02	$0.44

See definitions of EBITDA and EBITDAR on Reconciliation of Net Income to EBITDA(M) and EBITDAR(M) stated previously in the As Reported section for the three and six months ended September 30.

Normalizing adjustments are transactions or adjustments not related to ongoing operations, charges associated with the refinancing of certain debt agreements, self-insurance reserve releases related to prior periods, and integration costs related to the Harborside acquisition.

Since normalizing adjustments are not measurements determined in accordance with U.S. generally accepted accounting principles and are thus susceptible to varying calculations and interpretations, the information presented herein may not be comparable to other similarly described information of other companies.

17 of 18

SUN HEALTHCARE GROUP, INC. AND SUBSIDIARIES

NORMALIZING ADJUSTMENTS - YEAR TO DATE COMPARISON
(in thousands, except per share data)

	AS REPORTED - NINE MONTHS 2008
	Revenue	EBITDAR	EBITDA	Pre-tax	Income from Continuing Operations	Disc Ops	Net Income

As Reported - Nine Months 2008	1,359,629	176,664	120,943	50,300	30,181	(3,315)	26,866
Percent of Revenue		13.0%	8.9%	3.7%	2.2%	-0.2%	2.0%

Normalizing Adjustments:
Release of insurance reserves related to prior periods	-	(2,650)	(2,650)	(2,650)	(1,590)	(222)	(1,812)
Harborside integration costs	-	1,469	1,469	1,469	881	-	881

Adjusted Pro Forma Sun & Harborside - Nine Months 2008	1,359,629	175,483	119,762	49,119	29,472	(3,537)	25,935
Percent of Revenue		12.9%	8.8%	3.6%	2.2%	-0.3%	1.9%

Pro Forma					$0.68	$(0.07)	$0.61
Diluted EPS: Adjusted Pro Forma					$0.67	$(0.08)	$0.59

	PRO FORMA SUN & HARBORSIDE - NINE MONTHS 2007
	Revenue	EBITDAR	EBITDA	Pre-tax	Income from Continuing Operations	Disc Ops	Net Income

Pro Forma Sun & Harborside - Nine Months 2007	1,278,905	148,930	89,530	27,909	18,390	1,902	20,292
Percent of Revenue		11.6%	7.0%	2.2%	1.4%	0.1%	1.6%

Normalizing Adjustments:
Release of insurance reserves related to prior periods	-	(5,956)	(5,956)	(5,956)	(3,871)	(1,979)	(5,850)
Harborside integration costs	-	3,490	3,490	3,490	2,269	-	2,269
Write-off of deferred financing costs	-	-	-	615	400	-	400
Harborside merger costs	-	192	192	192	125	-	125
Harborside investor fees	-	275	275	275	179	-	179
Harborside bad debt expense	-	5,860	5,860	5,860	3,809		3,809

Adjusted Pro Forma Sun & Harborside - Nine Months 2007	1,278,905	152,791	93,391	32,385	21,301	(77)	21,224
Percent of Revenue		11.9%	7.3%	2.5%	1.7%	0.0%	1.7%

Pro Forma					$0.43	$0.04	$0.47
Diluted EPS: Adjusted Pro Forma					$0.49	$-	$0.49

See definitions of EBITDA and EBITDAR on Reconciliation of Net Income to EBITDA(M) and EBITDAR(M) stated previously in the As Reported section for the three and six months ended September 30.

Normalizing adjustments are transactions or adjustments not related to ongoing operations, including charges associated with the refinancing of certain debt agreements, self-insurance reserve releases related to prior periods, a bad debt charge recorded by Harborside prior to the acquisiton, integration costs related to the Harborside acquisition, and investor fees and merger costs recorded by Harborside prior to the acquisition.

Since normalizing adjustments are not measurements determined in accordance with U.S. generally accepted accounting principles and are thus susceptible to varying calculations and interpretations, the information presented herein may not be comparable to other similarly described information of other companies.

18 of 18